             ------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                 EASTERN EUROPE
                                   FUND, INC.
             ------------------------------------------------------







                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER







                           MORGAN STANLEY DEAN WITTER
                            EASTERN EUROPE FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO THE SHAREHOLDERS
---------

For the nine months ended September 30, 1999, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 7.83% compared to 13.89% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on September 30, 1996 through September 30, 1999, the Fund had a total return, based on net asset value per share, of -17.81% compared with - 22.24% for its benchmark. For the period from September 30, 1996 to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, including dividends. Since December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On September 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $11.00, representing a 19.4% discount to the Fund's net asset value per share.

The equity markets in Russia and Central Europe were generally weak during the third quarter of 1999, in line with markets worldwide. After a rally of over 100% during the first half, the Russian market in particular was poised for a correction. A series of terrorist bombings in Moscow that left several hundred dead and renewed activity by the Russian military in the Caucasus, coupled with a delay in the latest IMF disbursement, undermined investor confidence. The market fell 31% during the third quarter but remains up over 60% year-to-date. Unified Energy Systems, the country's major electricity producer and the market's bellwether stock, corrected from its second quarter highs by almost 40%, but is still up 71% since the beginning of January. Despite the improving oil price during the third quarter, the Russian oil stocks Lukoil and Surgutneftegaz also fell but remain up 68% and 92% for the year, respectively. Meanwhile, the surprise benefits of last year's currency devaluation continue to impress observers during the second half of 1999. The rebound in output, driven by a switch by consumers to cheaper domestically produced goods, led to an annual increase in industrial production of 3.1% for the first half of 1999 and 9% year-on-year in June. Export performance remains strong and Russia is running a large trade surplus of $12 billion during the first five months of the year. Also, inflation fell to below monthly rates of 2% from almost 10% at the beginning of the year. Economic forecasts for the remainder of the year, and into next year, continue to be upgraded. In particular, average GDP estimates for 1999 started the year in negative territory, and now hover around zero.

Russia's current Prime Minister, Vladimir Putin, continues to confront a difficult situation on several fronts. The country has suffered through a series of terrorist bombings, focused mainly on Moscow, that have claimed several hundred lives. The public has demanded that Putin take action. In retaliation, Russian troops are active in the Caucasus and the conflict appears to be escalating. Observers are nervous of a repeat of the unsuccessful 1994-1996 war in Chechnya. The market will remain focused on the conflict, particularly on the possible fiscal impact on an already strained budget and the increasingly problematic relations with the West. In addition, relations with the IMF remain difficult. Heightened controversy surrounding money laundering and capital flight have led to increased scrutiny over all payments to Russia and the IMF continues to delay the latest tranche.

The upcoming parliamentary and presidential elections are likely to lead to major changes in the Russian political scene. Yeltsin has managed to remain in office through eight difficult years of transition, but the last few years have been characterized by instability. Current opinion polls show virtually no public support for the Yeltsin government and a remarkably high level of support for the centrist parties in the upcoming Duma elections and the mid-2000 Presidential elections. Former Prime Minister Yevgeny Primakov, whose administration brought stability to the country in the aftermath of the 1998 devaluation, is the presidential front-runner. If centrist parties manage to gain control of Parliament at the expense of the currently dominant Communist party, and Primakov wins presidency, the political situation in Russia should be markedly improved.

After five quarters of negative growth, the Czech economy has returned to positive territory as second quarter GDP rose by 0.3% against market expectations of a decline. Consumer spending has returned, fueled by higher real wages. Exports are also recovering, boosted by the burgeoning demand in Western Europe and the benefits of a weaker currency. In addition, foreign direct investment should reach a record $3 billion this year. Meanwhile, inflation remains subdued, rising at around a 2% rate. Czech's gradual economic recovery is a welcomed development. The stock market, which has underperformed other markets in the region for several years, has outperformed its closest neighbors, rising 7.4% during the quarter and 13% year-to-date.

The one risk to the economic turnaround remains the weak investment picture. Many companies continue to struggle with a heavy debt burden and cash-flow problems in a restrictive banking environment. But the government's progress on privatization of the current state-owned banks would significantly improve the country's banking situation. The Czech authorities have discussed privatization for several years, but the economic recession has finally acted as an impetus for accelerated reform. The recently installed head of the National Property Fund, who was appointed by the reform-minded Minister of Finance, has put the privatization process on track. The privatization of Ceska Sporitelna, the country's largest savings bank, should be finished by the end of the year or early 2000 at the latest, and the second largest bank, Komercni Banka, should follow shortly thereafter. In addition to the banks, several other major companies are on a short-list to be sold off. The privatization will benefit the country on several fronts. The government will use the proceeds in its efforts to restructure the bad debt it has absorbed from the banks and new management will reinvigorate stagnant credit markets. The Fund remains overweight the Czech market and fully invested in the two banks that are scheduled to be privatized.

The negative impact felt in Central Europe from the slowdown in Western Europe, coupled with the collapse in exports to Russia, appears to have bottomed out during the third quarter. After a disappointing first quarter, growth in Poland's manufacturing sector returned, helping the economy expand. Second quarter GDP rose 3% year-on-year following a 1.5% rise in the first quarter. By August, industrial output was rising at a greater than 7% annual increase. Domestic demand remains the growth engine, particularly in the automotive segment. While good growth bodes well for the market, renewed fears of inflation have dampened sentiment. Inflation in August was unexpectedly high, bringing the annual rate to 7.2%, threatening the government's year-end targets. The main driver behind rising CPI is higher energy prices. A weaker zloty also pushed up prices. In response to inflation fears, the National Bank of Poland increased the key intervention rate by 1.0%, reversing the long trend in falling interest rates. The government's overly optimistic growth estimates for the year have led to disappointing tax revenue collection numbers, causing the budget to overshoot the 2.15% target, but the deterioration in the central budget deficit reversed itself during the third quarter. And the government succeeded in approving next year's budget with a planned deficit of a conservative 1.88%.

In the near term, the market will remain focused on the Polish zloty-both its value and the status of the current currency regime. The government is considering changing the regime from the current crawling band to a floating exchange rate. As the currency has fluctuated in a relatively narrow range for some time, rarely testing the band, the float of the currency will not likely have a significant impact on the zloty's value. The market fell over 20% in the third quarter, giving back almost all of this year's gains. Hungary also did not perform positively during the third quarter. The market remains concerned that both the current account and budget deficit performance will be worse than expected this year, although the latest data strongly indicates that the deterioration in the current account has bottomed-out. In addition, the government announced that natural gas prices for MOL, the country's largest energy company, will not be increased next year in line with rising import costs. As a result, the company faces significant losses on its gas business, which led to a 12% fall in the stock price. Progress towards eventual European Union (EU) membership continues apace, and the longer-term prospects for Central European markets remains strong. The markets, however, are likely to remain focused on short- term macroeconomic issues through the remainder of the year and until the target EU membership date is closer.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine months ended September 30, 1999, the Fund repurchased 307,500 shares of its Common Stock at an average price per share of $11.13 and an average discount of 17.78% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT
WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanely Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   HISTORICAL
   INFORMATION
                                                           TOTAL RETURN (%)
                                 ---------------------------------------------------------------------
                                    MARKET VALUE (1)      NET ASSET VALUE (2)          INDEX (3)
                                 ---------------------   ---------------------   ---------------------
                                               AVERAGE                 AVERAGE                 AVERAGE
                                 CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                 ----------    -------   ----------    -------   ----------    -------
             FISCAL YEAR TO DATE    12.10%         --        7.83%         --       13.89%         --
             ONE YEAR               39.68       39.68%      33.73       33.73%      50.00       50.00%
             SINCE INCEPTION*      -33.72      -12.81      -17.81       -6.33      -22.24       -8.04

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                 [GRAPH]

                                         YEAR ENDED DECEMBER 31,          NINE MONTHS
                                                                             ENDED
                                                                          SEPTEMBER 30,
                                    1996*         1997          1998          1999
                                   ------        ------        ------        ------
Net Asset Value Per Share          $20.77        $26.59        $12.65        $13.64
Market Value Per Share             $18.00        $23.88        $ 9.81        $11.00
Premium/(Discount)                  -13.3%        -10.2%        -22.4%        -19.4%
Income Dividends                   $ 0.07            --            --            --
Capital Gains Distributions            --        $ 3.68        $ 0.67            --
Fund Total Return (2)                4.18%        48.19%       -50.62%         7.83%
Index Total Return (3)               9.25%        48.23%       -57.84%        13.89%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.
 *   The Fund commenced operations on September 30, 1996.

Morgan Stanely Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                  [PIE CHART]

Equity Securities                    99.5%
Short-Term Investments                0.5%

--------------------------------------------------------------------------------
INDUSTRIES

                                  [PIE CHART]

Telecommnications -- Integrated      32.2%
Energy Sources                       25.4%
Banking                              15.6%
Utilities -- Electrical & Gas         8.3%
Other                                 5.9%
Misc. Materials & Commodities         4.0%
Wholesale & International Trade       2.9%
Telecommunications -- Wireless        2.6%
Data Processing & Reproduction        1.2%
Leisure & Tourism                     1.0%
Health & Personal Care                0.9%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                  [PIE CHART]

Russia                               30.7%
Hungary                              25.3%
Czech Republic                       21.6%
Poland                               20.0%
Other                                 2.4%

--------------------------------------------------------------------------------
TEN LARGEST
HOLDINGS*

                                              PERCENT OF
                                              NET ASSETS
                                              ----------
1.  Matav Rt. (Hungary)                          16.9%
2.  LUKoil Holdings (Russia)                     14.6
3.  Surgutneftegaz (Russia)                      10.8
4.  SPT Telecom (Czech Republic)                 8.4
5.  Czech Power Co. (Czech Republic)             5.1
6.  OTP Bank Rt. (Hungary)                       5.0%
7.  Telekomunikacja Polska GDR (Poland)          4.9
8.  KGHM Polska Miedz (Poland)                   4.0
9.  Elektrim (Poland)                            2.9
10. BRE (Poland)                                 2.9
                                                ----
                                                75.5%
                                                ----
                                                ----

   * Excludes short-term investments.

FINANCIAL STATMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------

SEPTEMBER 30, 1999

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
CZECH REPUBLIC (21.6%)
BANKING
   Ceska Sporitelna                                   275,130     U.S.$    1,443
   Komercni Banka                                      46,500              1,217
                                                                  --------------
                                                                           2,660
                                                                  --------------
CHEMICALS
   Unipetrol                                          398,000                689
                                                                  --------------
TELECOMMUNICATIONS--WIRELESS
   Ceske Radiokomunikace GDR                           44,585              1,611
                                                                  --------------
TELECOMMUNICATIONS--INTEGRATED
   SPT Telecom                                        335,850              5,109
                                                                  --------------
UTILITIES ELECTRICAL & GAS
   Czech Power Co.                                  1,123,800              3,103
                                                                  --------------
                                                                          13,172
                                                                  --------------
--------------------------------------------------------------------------------
HUNGARY (25.3%)
BANKING
   OTP Bank Rt.                                        68,621              3,034
                                                                  --------------
HEALTH & PERSONAL CARE
   Richter Gedeon Rt.                                  14,000                561
                                                                  --------------
LEISURE & TOURISM
   Danubius Hotel and Spa Rt.                          32,920                620
                                                                  --------------
TELECOMMUNICATIONS--INTEGRATED
   Matav Rt.                                          975,591              5,346
   Matav Rt. ADR                                      180,429              4,916
                                                                  --------------
                                                                          10,262
                                                                  --------------
TRANSPORTATION--ROAD & RAIL
   North American Bus Industries Rt.                   20,031                376
                                                                  --------------
UTILITIES--ELECTRICAL & GAS
   Demasz Rt. GDR                                      36,000                524
                                                                  --------------
                                                                          15,377
                                                                  --------------
--------------------------------------------------------------------------------
POLAND (20.0%)
BANKING
   BRE                                                 68,415              1,777
   Powszechny Bank Kredytowy                              844                 14
   Powszechny Bank Kredytowy 'C'                       36,405                591
   Wielkopolski Bank Kredytowy                        265,369              1,398
                                                                  --------------
                                                                           3,780
                                                                  --------------
DATA PROCESSING & REPRODUCTION
   Prokom                                               4,223                 79
   Prokom GDR                                          67,860                650
                                                                  --------------
                                                                             729
                                                                  --------------
MISC. MATERIALS & COMMODITIES
   KGHM Polska Miedz                                  299,288              1,679
   KGHM Polska Miedz GDR                               66,000                741
                                                                  --------------
                                                                           2,420
                                                                  --------------
RECREATION--OTHER CONSUMER GOODS
   Orbis                                               69,235                507
                                                                  --------------
TELECOMMUNICATIONS--INTEGRATED
   Telekomunikacja Polska GDR                         602,270              2,966
                                                                  --------------
--------------------------------------------------------------------------------


                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE
   Elektrim                                           193,154     U.S.$    1,790
                                                                  --------------
                                                                          12,192
                                                                  --------------
--------------------------------------------------------------------------------
RUSSIA (30.7%)
BROADCASTING & PUBLISHING
   Storyfirst Communications 'A'
     (Preferred)                                        1,920                480
                                                                  --------------
ENERGY SOURCES
   LUKoil Holdings                                    197,000              1,340
   LUKoil Holdings ADR                                 86,078              2,346
   LUKoil Holdings- Sponsored ADR                     190,920              5,202
   Surgutneftegaz                                     157,630              1,054
   Surgutneftegaz ADR                                 823,342              5,506
                                                                  --------------
                                                                          15,448
                                                                  --------------
TELECOMMUNICATIONS--INTEGRATED
   Mustcom                                          9,526,809              1,276
                                                                  --------------
UTILITIES--ELECTRICAL & GAS
   Unified Energy Systems                          20,739,846              1,085
   Unified Energy Systems GDR                          68,800                361
                                                                  --------------
                                                                           1,446
                                                                  --------------
                                                                          18,650
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$71,316)                                                     59,391
                                                                  --------------
--------------------------------------------------------------------------------


                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
   CUSTODIAN (0.5%)
   Euro (Cost U.S.$301)                        EUR        289                307
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.1%)
   (Cost U.S.$71,617)                                                     59,698
                                                                  --------------
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (1.9%)
   Other Assets                                U.S.$    4,203
   Liabilities                                         (3,064)             1,139
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 4,459,748 issued and
     outstanding U.S.$0.01 par value shares
     (500,000,000 shares authorized)                              U.S.$   60,837
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$    13.64
                                                                  --------------
--------------------------------------------------------------------------------

ADR - American Depositary Receipt
GDR - Global Depositary Receipt


                                        6